Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Net cash provided by operating activities	$10,910	$12,059	$20,837	$20,925
Less: Capital expenditures	(3,959)	(4,466)	(7,992)	(9,432)
Free Cash Flow	6,951	7,593	12,845	11,493

Less: Dividends paid	(3,830)	(3,737)	(7,571)	(7,474)
Free Cash Flow after Dividends	$3,121	$3,856	$5,274	$4,019
Free Cash Flow Dividend Payout Ratio	55.1%	49.2%	58.9%	65.0%

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Capital Expenditures	$(3,959)	$(4,466)	$(7,992)	$(9,432)
Cash paid for vendor financing	(1,304)	(563)	(2,994)	(1,354)
Cash paid for Capital Investment	$(5,263)	$(5,029)	$(10,986)	$(10,786)
FirstNet reimbursement	—	(72)	—	(79)
Gross Capital Investment	$(5,263)	$(5,101)	$(10,986)	$(10,865)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Net Income	$1,874	$1,563	$9,816	$6,526
Additions:
Income Tax Expense	751	935	2,873	2,237
Interest Expense	1,684	2,041	3,554	4,059
Equity in Net (Income) Loss of Affiliates	(41)	10	(93)	16
Other (Income) Expense - Net	(999)	(1,017)	(5,220)	(1,820)
Depreciation and amortization	5,761	7,285	11,570	14,507
EBITDA	9,030	10,817	22,500	25,525
Merger costs	—	211	37	393
Employee separation costs and benefit-related (gain) loss	—	765	57	884
Impairments	4,555	2,319	4,555	2,442
Gain on spectrum transaction	—	—	—	(900)
Adjusted EBITDA [1]	$13,585	$14,112	$27,149	$28,344
[1] See page 5 for additional discussion and reconciliation of adjusted items.

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Communications Segment
Operating Contribution	$7,340	$7,488	$14,705	$14,889
Additions:
Depreciation and amortization	4,085	4,043	8,139	8,086
EBITDA	11,425	11,531	22,844	22,975

Total Operating Revenues	28,128	26,505	56,306	53,284

Operating Income Margin	26.1%	28.3%	26.1%	27.9%
EBITDA Margin	40.6%	43.5%	40.6%	43.1%
Mobility
Operating Contribution	$6,002	$5,805	$12,004	$11,593
Additions:
Depreciation and amortization	2,023	2,012	4,037	4,057
EBITDA	8,025	7,817	16,041	15,650

Total Operating Revenues	18,936	17,149	37,970	34,551
Service Revenues	14,346	13,669	28,394	27,637

Operating Income Margin	31.7%	33.9%	31.6%	33.6%
EBITDA Margin	42.4%	45.6%	42.2%	45.3%
EBITDA Service Margin	55.9%	57.2%	56.5%	56.6%
Business Wireline
Operating Contribution	$1,050	$1,290	$2,108	$2,383
Additions:
Depreciation and amortization	1,293	1,301	2,571	2,587
EBITDA	2,343	2,591	4,679	4,970

Total Operating Revenues	6,052	6,305	12,098	12,571

Operating Income Margin	17.3%	20.5%	17.4%	19.0%
EBITDA Margin	38.7%	41.1%	38.7%	39.5%
Consumer Wireline
Operating Contribution	$288	$393	$593	$913
Additions:
Depreciation and amortization	769	730	1,531	1,442
EBITDA	1,057	1,123	2,124	2,355

Total Operating Revenues	3,140	3,051	6,238	6,162

Operating Income Margin	9.2%	12.9%	9.5%	14.8%
EBITDA Margin	33.7%	36.8%	34.0%	38.2%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
WarnerMedia Segment
Operating Contribution	$1,739	$1,912	$3,769	$3,926
Additions:
Equity in Net (Income) of Affiliates	(47)	(4)	(117)	(19)
Depreciation and amortization	165	164	328	325
EBITDA	1,857	2,072	3,980	4,232

Total Operating Revenues	8,791	6,728	17,317	14,493

Operating Income Margin	19.2%	28.4%	21.1%	27.0%
EBITDA Margin	21.1%	30.8%	23.0%	29.2%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Latin America Segment
Operating Contribution	$(152)	$(201)	$(325)	$(385)
Additions:
Equity in Net (Income) of Affiliates	(2)	(8)	2	(12)
Depreciation and amortization	264	242	526	523
EBITDA	110	33	203	126

Total Operating Revenues	1,437	1,232	2,811	2,822

Operating Income Margin	-10.7%	-17.0%	-11.5%	-14.1%
EBITDA Margin	7.7%	2.7%	7.2%	4.5%
Vrio
Operating Contribution	$(23)	$(28)	$(62)	$(67)
Additions:
Equity in Net (Income) of Affiliates	(2)	(8)	2	(12)
Depreciation and amortization	114	127	231	274
EBITDA	89	91	171	195

Total Operating Revenues	749	752	1,492	1,639

Operating Income Margin	-3.3%	-4.8%	-4.0%	-4.8%
EBITDA Margin	11.9%	12.1%	11.5%	11.9%
Mexico
Operating Contribution	$(129)	$(173)	$(263)	$(318)
Additions:
Equity in Net (Income) Loss of Affiliates	—	—	—	—
Depreciation and amortization	150	115	295	249
EBITDA	21	(58)	32	(69)

Total Operating Revenues	688	480	1,319	1,183

Operating Income Margin	-18.8%	-36.0%	-19.9%	-26.9%
EBITDA Margin	3.1%	-12.1%	2.4%	-5.8%

Supplemental EBITDA and EBITDA Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Video
Operating Contribution	$1,216	$619	$2,117	$1,415
Additions:
Equity in Net (Income) of Affiliates	—	—	—	—
Depreciation and amortization	148	593	312	1,184
EBITDA	1,364	1,212	2,429	2,599

Total Operating Revenues	6,639	7,021	13,364	14,428

Operating Income Margin	18.3%	8.8%	15.8%	9.8%
EBITDA Margin	20.5%	17.3%	18.2%	18.0%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Operating Expenses
Merger costs	$—	$211	$37	$393
Employee separation costs and benefit-related (gain) loss[1]	—	765	57	884
Assets impairments and abandonment	4,555	2,319	4,555	2,442
Gain on spectrum transaction	—	—	—	(900)
Adjustments to Operations and Support Expenses	4,555	3,295	4,649	2,819
Amortization of intangible assets	1,069	2,145	2,200	4,201
Adjustments to Operating Expenses	5,624	5,440	6,849	7,020
Other
Debt redemption, (gain) loss on sale of assets, impairments and other	140	293	81	407
Actuarial (gain) loss	197	—	(2,647)	—
Employee benefit-related (gain) loss[1]	—	(161)	—	42
Adjustments to Income Before Income Taxes	5,961	5,572	4,283	7,469
Tax impact of adjustments	1,018	749	548	1,143
Tax-related items	—	—	118	—
Impairment attributable to noncontrolling interest	81	105	81	105
Adjustments to Net Income	$4,862	$4,718	$3,536	$6,221
[1] Mark-to-market gains and losses on benefit-related investments were adjusted in 2020 reflecting more significant market volatility and uncertainty experienced as a result of the onset of the COVID-19 pandemic. Benefit-related investment gains were $170 and $259 in the second quarter and for the first six months of 2021 and $286 and $2 in the second quarter and for the first six months of 2020.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense, certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairment, severance and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, and Adjusted EBITDA Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Operating Income	$3,269	$3,532	$10,930	$11,018
Adjustments to Operating Expenses	5,624	5,440	6,849	7,020
Adjusted Operating Income	8,893	8,972	17,779	18,038

EBITDA	9,030	10,817	22,500	25,525
Adjustments to Operations and Support Expenses	4,555	3,295	4,649	2,819
Adjusted EBITDA	13,585	14,112	27,149	28,344

Total Operating Revenues	44,045	40,950	87,984	83,729

Operating Income Margin	7.4%	8.6%	12.4%	13.2%
Adjusted Operating Income Margin	20.2%	21.9%	20.2%	21.5%
Adjusted EBITDA Margin	30.8%	34.5%	30.9%	33.9%

Adjusted Diluted EPS
	Second Quarter		Six-Month Period
	2021	2020	2021	2020
Diluted Earnings Per Share (EPS)	$0.21	$0.17	$1.25	$0.81
Amortization of intangible assets	0.12	0.24	0.24	0.46
Merger integration items	—	0.02	—	0.04
Employee separation, (gain) loss on sale of assets and other	0.02	0.08	0.04	0.02
Actuarial (gain) loss [1]	0.02	—	(0.28)	—
Impairments	0.52	0.32	0.52	0.34
Tax-related items	—	—	(0.02)	—
Adjusted EPS	$0.89	$0.83	$1.75	$1.67
Year-over-year growth - Adjusted	7.2%		4.8%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,200	7,170	7,194	7,192
[1]Includes adjustments for actuarial gains or losses associated with our pension benefit plan, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded total net actuarial loss of $0.2 billion in the second quarter of 2021. As a result, adjusted EPS reflects an expected return on plan assets of $0.9 billion (based on an average expected return on plan assets of 6.75% for our pension trust), rather than the actual return on plan assets of $2.1 billion (actual pension return of 4.3%), included in the GAAP measure of income.

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA - 2021
Dollars in millions
	Three Months Ended
	Sept. 30,	Dec. 31,	March. 31	June 30,	Four Quarters
	2020 [1]	2020 [1]	2021 [1]	2021
Adjusted EBITDA	$13,313	$12,889	$13,564	$13,585	$53,351
End-of-period current debt					24,016
End-of-period long-term debt					155,767
Total End-of-Period Debt					179,783
Less: Cash and Cash Equivalents					11,869
Net Debt Balance					167,914
Annualized Net Debt to Adjusted EBITDA Ratio					3.15
1As reported in AT&T's Form 8-K filed October 22, 2020, January 27, 2021 and April 22, 2021.

Net Debt to Adjusted EBITDA - 2020
Dollars in millions
	Three Months Ended
	Sept. 30,	Dec. 31,	March. 31	June 30,	Four Quarters
	2019 [1]	2019 [1]	2020 [1]	2020 [1]
Adjusted EBITDA	$15,079	$14,365	$14,232	$14,112	$57,788
End-of-period current debt					15,576
End-of-period long-term debt					153,388
Total End-of-Period Debt					168,964
Less: Cash and Cash Equivalents					16,941
Net Debt Balance					152,023
Annualized Net Debt to Adjusted EBITDA Ratio					2.63
1As reported in AT&T's Form 8-K filed October 28, 2019, January 29, 2020, April 22, 2020, and July 23, 2020.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Second Quarter
	June 30, 2021				June 30, 2020
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$14,346	$—	$(12,321)	$2,025	$13,669	$—	$(11,784)	$1,885
Wireline service	—	5,860	—	5,860	—	6,101	—	6,101
Wireless equipment	4,590	—	(3,809)	781	3,480	—	(2,895)	585
Wireline equipment	—	192	—	192	—	204	—	204
Total Operating Revenues	18,936	6,052	(16,130)	8,858	17,149	6,305	(14,679)	8,775

Operating Expenses
Operations and support	10,911	3,709	(8,957)	5,663	9,332	3,714	(7,686)	5,360
EBITDA	8,025	2,343	(7,173)	3,195	7,817	2,591	(6,993)	3,415
Depreciation and amortization	2,023	1,293	(1,678)	1,638	2,012	1,301	(1,692)	1,621
Total Operating Expenses	12,934	5,002	(10,635)	7,301	11,344	5,015	(9,378)	6,981
Operating Income	6,002	1,050	(5,495)	1,557	5,805	1,290	(5,301)	1,794
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$6,002	$1,050	$(5,495)	$1,557	$5,805	$1,290	$(5,301)	$1,794
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.

Supplemental Operational Measure
	Six-Month Period
	June 30, 2021				June 30, 2020
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$28,394	$—	$(24,400)	$3,994	$27,637	$—	$(23,803)	$3,834
Wireline service	—	11,732	—	11,732	—	12,192	—	12,192
Wireless equipment	9,576	—	(8,005)	1,571	6,914	—	(5,619)	1,295
Wireline equipment	—	366	—	366	—	379	—	379
Total Operating Revenues	37,970	12,098	(32,405)	17,663	34,551	12,571	(29,422)	17,700

Operating Expenses
Operations and support	21,929	7,419	(18,136)	11,212	18,901	7,601	(15,496)	11,006
EBITDA	16,041	4,679	(14,269)	6,451	15,650	4,970	(13,926)	6,694
Depreciation and amortization	4,037	2,571	(3,356)	3,252	4,057	2,587	(3,414)	3,230
Total Operating Expenses	25,966	9,990	(21,492)	14,464	22,958	10,188	(18,910)	14,236
Operating Income	12,004	2,108	(10,913)	3,199	11,593	2,383	(10,512)	3,464
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$12,004	$2,108	$(10,913)	$3,199	$11,593	$2,383	$(10,512)	$3,464
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.